INVESCO EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED AUGUST 1, 2024 TO THE PROSPECTUSES DATED
AUGUST 28, 2023 OF:
Invesco Global Listed Private Equity ETF (PSP)
(the “Fund”)
Effective immediately, the Fund’s Summary Prospectus and Statutory Prospectus are revised as noted below:
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In the section titled “Principal Investment Strategies” of the Summary Prospectus and the section titled “Summary Information – Principal Investment Strategies” of the Statutory Prospectus, the second paragraph is replaced with the following:
Strictly in accordance with its guidelines and mandated procedures, ALPS Advisors, Inc. (“ALPS Advisors” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies (“BDCs”), alternative asset managers and other entities that are listed on a nationally recognized exchange, all of whose principal businesses are to invest in, lend capital to, or provide services to privately held businesses (collectively, “listed private equity companies”). Master limited partnerships (commonly known as MLPs) are not eligible for inclusion in the Underlying Index.
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In the section titled “Additional Information About the Fund’s Strategies and Risks – Red Rocks Global Listed Private Equity Index” of the Statutory Prospectus, the last sentence of the fourth paragraph is replaced with the following:
In addition, constituents designated as BDCs will not exceed 15%, in the aggregate, of the Underlying Index, and constituents that derive more than 15% of their revenue from securities-related transaction activity on a trailing 12-month basis may not exceed 5%.
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In the section titled “Principal Risks of Investing in the Fund” of the Summary Prospectus and in the sections titled “Summary Information – Principal Risks of Investing in the Fund” and “Additional Information About the Fund’s Strategies and Risks – Principal Risks of Investing in the Fund” of the Statutory Prospectus, Master Limited Partnership Risk is deleted.
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In the section titled “Dividends, Other Distributions and Taxes” of the Statutory Prospectus, the sub-section titled “Additional Considerations for Investments in Partnerships” is deleted.
Please Retain This Supplement For Future Reference.
P-PSP-SUMSTAT-SUP 080124